Exhibit 10.1

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of June 21, 2012, is between UNITED DEVELOPMENT FUNDING III, LP, a Delaware limited partnership ("Borrower"), and WESLEY J. BROCKHOEFT, an individual ("Lender").

RECITALS:

Borrower and Lender have entered into that certain Loan and Security Agreement dated as of September 21, 2009 (as the same has been amended by that certain First Amendment to Loan and Security Agreement dated as of June 21, 2010 and the same may be further amended or otherwise modified, the "Agreement"). Borrower and Lender now desire to amend the Agreement as herein set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

ARTICLE 1.

Definitions

Section 1.1.          Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

ARTICLE 2.

Amendments

Section 2.1.          Amendments to Definitions in the Agreement. Effective as of the date hereof, each of the following definitions set forth in the Agreement is hereby amended and restated to read as follows:

"Client Loan" shall mean any loan, extension of credit, or financial accommodation made by Borrower to or for the benefit of a Client or a Client Borrower, the purpose of which Client Loan is related to the purchase and/or development for sale as finished building lots for single-family residential real estate and the improvements thereto or to Client Credit Enhancements provided by Borrower in accordance with this Agreement.

"Initial Term" means the period commencing on the Agreement Date, and ending on June 21, 2014.

"Permitted Liens" means: (a) Liens securing taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA) or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, but (i) in all cases only if payment shall not at the time be required to be made or which are being diligently contested in good faith by the Borrower by appropriate proceedings; provided that in any such case an adequate reserve is being maintained by Borrower for the payment of the same in accordance with GAAP, and (ii) in the case of warehousemen or landlords, only if such liens are junior to the Security Interest in any of the Collateral, (b) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance or similar legislation or under payment or performance bonds, (c) other Liens on real property owned by Borrower in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property, which do not materially detract from the value of such property or impair the use thereof in the business of Borrower, (d) purchase money Liens, (e) Liens of Lender arising under this Agreement and the other Loan Documents, (f) Liens securing Client Credit Enhancements made in accordance with this Agreement, (g) Liens shown on Schedule 5.5(a) and (h) Liens arising under the UDF Loan Agreement and the other Loan Documents (as such term is defined in the UDF Loan Agreement).

Section 2.2.          Amendment to Section 1.1 of the Agreement. Effective as of the date hereof, subsections (a) and (c) of Section 1.1 of the Loan Agreement are hereby amended and restated to read as follows:

(a)          Revolving Credit Limit. Lender previously made Loans and other financial accommodations to Borrower in accordance with this Agreement. As of June 21, 2012, the outstanding principal amount of the Revolving Loan Advances is $15,000,000. After June 21, 2012, Borrower shall not request any Revolving Loan Advances, and Lender shall not be obligated to, and shall not, make any Revolving Loan Advances under this Agreement available to, or for the benefit of, Borrower.

(c)          Repayment. Borrower shall repay the principal amount of the Revolving Loan Advances in equal installments of $1,250,000 on the twenty-first (21st) day of each March, June, September and December beginning on September 21, 2012. On the Termination Date, Borrower shall pay the aggregate unpaid principal amount of all Revolving Loan Advances outstanding, all accrued but unpaid interest thereon, all fees and expenses owing to Lender and all other non-contingent Obligations. In additon, accrued interest shall be payable in accordance with Section 1.3 hereof.

Section 2.3.          Amendment to Section 1.2 of the Agreement. Effective as of the date hereof, Section 1.2 of the Loan Agreement is hereby amended and restated to read as follows:

1.2          Borrowing Procedures. Borrower shall not request any Revolving Loan Advances. Notwithstanding anything to the contrary in this Agreement or the Revolving Note, any amount repaid or prepaid under this Agreement cannot be re-borrowed.

Section 2.4.          Amendment to Section 1.5 of the Agreement. Effective as of the date hereof, subsections (a) and (b) of Section 1.5 of the Loan Agreement are hereby amended and restated to read as follows:

(a)          The Commitment made hereunder expires on June 21, 2012.

(b)          [Reserved].

Section 2.5.          Amendment to Section 7.3 of the Agreement. Effective as of the date hereof, clause (d) of Section 7.3 of the Loan Agreement is hereby amended and restated to read as follows:

(d) Client Credit Enhancements; provided, that if any such Client Credit Enhancement is (i) called or otherwise required to be paid by Borrower, then at such time the Client or other beneficiary of such Client Credit Enhancement shall reimburse Borrower for all amounts paid by Borrower to satisfy such Client Credit Enhancement or shall be or become indebted to Borrower in the amount of such obligation pursuant to a Client Note, which Client Note shall be subject to the terms and conditions of this Agreement, and (ii) entered into or acquired on or after June 21, 2012, then Borrower shall have obtained the Lender's prior written consent to enter into or acquire such Client Credit Enhancement which consent may be given or withheld by Lender in its sole and absolute discretion.

Section 2.6.          Amendment to Section 7.17 of the Agreement. Effective as of the date hereof, Section 7.17 of the Loan Agreement is hereby amended and restated to read as follows:

7.17          Investments. Neither Borrower nor any Subsidiary of Borrower will purchase, hold or acquire any Investment other than Client Joint Ventures, Client Loans, Client Credit Enhancements and related Investments. Neither Borrower nor any Subsidiary of Borrower will make or acquire any Client Credit Enhancement on or after June 21, 2012 unless Borrower shall have obtained the Lender's prior written consent to make or acquire such Client Credit Enhancement which consent may be given or withheld by Lender in its sole and absolute discretion.

ARTICLE 3.

Conditions Precedent

Section 3.1.          Conditions. The effectiveness of Article 2 of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)          Lender shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Lender:

(i)          this Amendment, duly executed by Borrower and Lender;

(ii)         Borrower’s good standing certificates in Borrower’s jurisdiction of organization and each other jurisdiction where Borrower is qualified to do business;

(iii)        the General Partner’s and UMT Services’ good standing certificates in the General Partner’s and UMT Services’ jurisdiction of organization and each other jurisdiction where the General Partner and UMT Services are qualified to do business;

(iv)        UCC search results against Borrower from its jurisdiction of organization;

(v)         payment by Borrower to Lender of all fees (including the fee required by Section 3.2 below), costs, and expenses owed to and/or incurred by Lender in connection with the Loan Agreement or this Amendment;

(b)          Lender shall have received such additional documentation and information as Lender or his legal counsel, Hunton & Williams LLP, may request;

(c)          The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

(d)          No Default or Event of Default shall have occurred and be continuing; and

(e)          All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to Lender and his legal counsel, Hunton & Williams LLP.

Section 3.2.          Amendment Fee. Subject to the terms of the Agreement, in consideration for the agreements by Lender under this Amendment, Borrower agrees to pay to Lender upon the execution of this Amendment an amendment fee in the aggregate amount of $150,000 via wire transfer in readily available funds, which fee shall be deemed fully earned by Lender on the date hereof and non-refundable.

ARTICLE 4.

Ratifications, Representations and Warranties

Section 4.1.          Ratifications. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. For all matters arising prior to the effective date of this Amendment (including, without limitation, the accrual and payment of interest and fees and compliance with financial covenants), the terms of the Agreement (as unmodified by this Amendment) shall control and are hereby ratified and confirmed. This Amendment shall constitute a Loan Document.

Section 4.2.          Representations and Warranties. Borrower hereby represents and warrants to Lender as follows: (a)  no Default or Event of Default has occurred and is continuing; (b) the representations and warranties set forth in the Loan Documents are true and correct on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date; (c) the execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of Borrower and does not and will not: (1) violate any provision of law applicable to Borrower, the certificate of limited partnership, partnership agreement or other applicable governing document of Borrower or any order, judgment, or decree of any court or agency of government binding upon Borrower; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Borrower; (3) result in or require the creation or imposition of any material lien upon any of the assets of Borrower; or (4) require any approval or consent of any Person under any material contractual obligation of Borrower; and (d) the partnership agreement, certificate of limited partnership or other applicable governing document of the Borrower and the resolutions of UMT Services, Inc. attached as Annex 3 to the Partnership Certificate of Borrower dated September 21, 2009 have not been modified or rescinded and remain in full force and effect.

IN ADDITION, TO INDUCE LENDER TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH OF BORROWER, GENERAL PARTNER, AND UMT SERVICES (COLLECTIVELY, THE "OBLIGORS") REPRESENTS AND WARRANTS THAT AS OF THE DATE OF THEIR EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND IN ACCORDANCE THEREWITH EACH OF THEM:

(a)          WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT; AND

(b)          RELEASE. RELEASES AND DISCHARGES LENDER AND HIS EMPLOYEES, AGENTS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH SUCH OBLIGOR EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

ARTICLE 5.

Miscellaneous

Section 5.1.          Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

Section 5.2.          Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

Section 5.3.          Expenses of Lender. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto, including without limitation, the costs and fees of Lender's legal counsel.

Section 5.4.          Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 5.5.          Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

Section 5.6.          Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

Section 5.7.          Counterparts. This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

Section 5.8.          Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 5.9.          Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.10.          ENTIRE AGREEMENT. THE AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[Signature Page Follows]

Executed as of the date first written above.

BORROWER:

UNITED DEVELOPMENT FUNDING III, LP

By: UMTH Land Development, L.P., its general partner

By: UMT Services, Inc., its general partner

By:	/s/ Ben Wissink
Name: Ben Wissink
Title: Chief Operating Officer

LENDER:

/s/ Wesley J. Brockhoeft
WESLEY J. BROCKHOEFT, an individual

RATIFICATION OF LOAN DOCUMENTS

Each of UMTH Land Development, L.P. ("General Partner") and UMT Services, Inc. ("UMT Services"): (i) consents and agrees to this Amendment (including, without limitation, Section 4.2 thereto), (ii) ratifies and confirms the terms and provisions of the Agreement, and (iii) makes the representations, warranties, covenants and agreements in the Agreement which are, by their terms, applicable to it in its capacity as the General Partner or UMT Services, respectively.

UMTH LAND DEVELOPMENT, L.P.

By: UMT Services, Inc., its general partner

By:	/s/ Ben Wissink
Name: Ben Wissink
Title: Chief Operating Officer

UMT SERVICES, INC.

By:	/s/ Ben Wissink
Name: Ben Wissink
Title: Chief Operating Officer

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